UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2021

EVgo Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39572	85-2326098
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11835 West Olympic Boulevard Los Angeles, California	90064
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 954-2905

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Class A common stock, $0.0001 par value	EVGO	Nasdaq Global Select Market
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	EVGOW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On July 8, 2021, EVgo Inc., a Delaware corporation (the “Company”) (f/k/a Climate Change Crisis Real Impact I Acquisition Corporation), filed a Current Report on Form 8-K (the “Original Report”) to report the Closing and related matters under Items 1.01, 2.01, 3.02, 3.03, 4.01, 5.01, 5.02, 5.06 and 9.01 of Form 8-K. Due to the large number of events to be reported under the specified items of Form 8-K, this Amendment No. 1 to Form 8-K is being filed to amend the Original Report to include additional matters related to the transactions under Items 5.03 and 5.05 of Form 8-K.

Capitalized terms used herein but not defined herein have the meanings given to such terms in the Original Report.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Second Amended and Restated Charter

On the Closing Date, in connection with the Closing, the Company filed the Second Amended and Restated Certificate of Incorporation (the “Amended and Restated Charter”) with the Secretary of State of the State of Delaware. The material terms of the Amended and Restated Charter and the general effect upon the rights of holders of the Company’s capital stock are described in the sections of the Proxy Statement titled “Proposal No. 2—The Charter Proposal” beginning on page 136 of the Proxy Statement, “Proposal No. 3—The Advisory Charter Proposals” beginning on page 139 of the Proxy Statement, “Proposal No. 4—The NYSE Proposal” beginning on page 144 of the Proxy Statement and “Description of Securities—Certain Anti-Takeover Provisions of Delaware Law, the Company’s Proposed Charter and Bylaws” beginning on page 233 of the Proxy Statement, which information is incorporated herein by reference. A copy of the Amended and Restated Charter is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Amended and Restated Bylaws

Upon the Closing, the Company’s bylaws were amended and restated to be consistent with the Amended and Restated Charter described above and to make certain other changes that the Board deemed appropriate for a public operating company. This summary is qualified in its entirety by reference to the text of the amended and restated bylaws, a copy of which is attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Effective July 1, 2021, the Board adopted a new Code of Conduct (the “Revised Code”). The Revised Code applies to all employees, officers and directors of the Company, as well as to the Company’s agents, representatives and consultants. The Revised Code was adopted to reflect what the Company considers to be current best practices and policies for an operating company and to make certain technical, administrative, non-substantive amendments to the prior Code of Business Conduct and Ethics. The adoption of the Revised Code did not relate to or result in any waiver, explicit or implicit, of any provision of the prior Code of Business Conduct and Ethics.

The above description of the Revised Code does not purport to be complete and is qualified in its entirety by reference to the full text of the Revised Code, a copy of which is filed as Exhibit 14.1 hereto and incorporated herein by reference. The Revised Code is also available on the Company’s investor relations website (investors.evgo.com) under the link “Governance.” The contents of the Company's website are not incorporated by reference in this Current Report or made a part hereof for any purpose.

Item 9.01	Financial Statements and Exhibits.

(d)	List of Exhibits.

Exhibit No.	Description
2.1*	Business Combination Agreement, dated as of January 21, 2021, by and among the Company, CRIS Thunder Merger LLC, EVgo Holdings, LLC, EVgo HoldCo, LLC and EVgo OpCo, LLC (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on January 22, 2021).

3.1	Second Amended and Restated Certificate of Incorporation of the Company (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 8, 2021).

3.2	Amended and Restated Bylaws of the Company (incorporated by reference to Exhibit 3.2 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 8, 2021).

4.1	Specimen Class A Common Stock Certificate (incorporated by reference to Exhibit 4.2 to the Company’s Registration Statement on Form S-1/A (Registration No. 333-248718), filed with the Securities and Exchange Commission on September 15, 2020).

4.2	Specimen Warrant Certificate (incorporated by reference to Exhibit 4.3 to the Company’s Registration Statement on Form S-1/A (Registration No. 333-248718), filed with the Securities and Exchange Commission on September 15, 2020).

4.3	Warrant Agreement, dated August 9, 2018, between the Company and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 29, 2020).

10.1	Sponsor Agreement, dated as of January 21, 2021, by and among the Company, EVgo HoldCo, LLC, Climate Change Crisis Real Impact I Acquisition Holdings, LLC and certain investors (incorporated by reference to Exhibit E to the Business Combination Agreement, filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on January 22, 2021).

10.2	Amendment to Sponsor Agreement, dated as of July 1, 2021, by and among the Company, EVgo HoldCo, LLC, Climate Change Crisis Real Impact I Acquisition Holdings, LLC and certain investors (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 8, 2021).

10.3	Registration Rights Agreement, dated as of July 1, 2021 by and among the Company, Climate Change Crisis Real Impact I Acquisition Holdings, LLC and certain other parties (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 8, 2021).

10.4	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 8, 2021).

10.5	Form of Subscription Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on January 22, 2021).

10.6	Amended and Restated Limited Liability Company Agreement of EVgo OpCo, LLC, dated as of July 1, 2021, by and among the Company, EVgo OpCo, LLC, CRIS Thunder Merger, LLC and EVgo Holdings, LLC (incorporated by reference to Exhibit 10.6 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 8, 2021).

10.7	Nomination Agreement, dated as of July 1, 2021, by and among the Company, EVgo Holdings, LLC and the Principal Stockholders (incorporated by reference to Exhibit 10.7 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 8, 2021).

10.8	Tax Receivable Agreement, dated as of July 1, 2021, by and among the Company, CRIS Thunder Merger LLC and EVgo Holdings, LLC (incorporated by reference to Exhibit 10.8 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 8, 2021).

Exhibit No.	Description
10.9†	EVgo, Inc. 2021 Long Term Incentive Plan (incorporated by reference to Exhibit 10.9 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 8, 2021).

10.10†	Form of Restricted Stock Unit Agreement adopted pursuant to the EVgo Inc. 2021 Long Term Incentive Plan (incorporated by reference to Exhibit 10.10 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 8, 2021).

10.11†	Employment Agreement between EVgo Services, LLC and Catherine Zoi, dated as of January 15, 2020 (incorporated by reference to Exhibit 10.11 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 8, 2021).

10.12†	Employment Agreement between EVgo Services, LLC and Olga Shevorenkova, dated as of January 15, 2020 (incorporated by reference to Exhibit 10.12 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 8, 2021).

10.13†	Employment Agreement between EVgo Services, LLC and Ivo Steklac, dated as of January 15, 2020 (incorporated by reference to Exhibit 10.13 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 8, 2021).

14.1	Code of Conduct, effective July 1, 2021 (incorporated by reference to Exhibit 14.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 8, 2021).

16.1	Letter to the Securities and Exchange Commission from WithumSmith+Brown, PC, dated as of July 8, 2021 (incorporated by reference to Exhibit 16.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 8, 2021).

21.1	List of Subsidiaries (incorporated by reference to Exhibit 21.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 8, 2021).

99.1	Unaudited pro forma condensed combined financial information of the Company as of and for the three months ended March 31, 2021 and for the year ended December 31, 2020 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 8, 2021).

*	The schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon its request.

†	Indicates a management contract or compensatory plan, contract or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVgo Inc.

Date: July 8, 2021	By:	/s/ Olga Shevorenkova
	Name:	Olga Shevorenkova
	Title:	Chief Financial Officer

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